                                 Exhibit 10.2


                             AMENDMENT NO.1 TO THE
                  DIGITAL INSIGHT CORPORATION 1999 STOCK PLAN

                                   RECITALS

     A. On November 21, 1999, the Board of Directors (the "Board") of Digital Insight Corporation (the "Company") voted to approve an amendment to the Digital Insight Corporation 1999 Stock Plan (the "Plan") to increase the number of shares that may be optioned and sold under the Plan by 1,000,000 shares. Pursuant to the terms of the Plan, the Board presented the amendment for stockholder vote at a special meeting of stockholders and recommended that the stockholders vote in favor of the proposal.

     B. On February 10, 2000, the stockholders of the Company voted to approve the amendment, as follows.

                                   AMENDMENT

     1. Section 3 of the Plan shall be replaced in its entirety with the following (changes noted in bold print):

            "3.  Stock Subject to the Plan.  Subject to the provisions of
            -------------------------------
         Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 2,500,000 Shares plus an annual increase to be added on March 1 of each fiscal year beginning in 2001 equal to the lesser of (i) 750,000 shares, (ii) 5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

             If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that
                                            --------
     have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan."


     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by the undersigned duly authorized officer.


DIGITAL INSIGHT CORPORATION,
a Delaware corporation


/s/ John Dorman
---------------------------------
John Dorman
Chairman, President and Chief Executive Officer
Dated:  February 10, 2000

                             AMENDMENT NO.2 TO THE
                  DIGITAL INSIGHT CORPORATION 1999 STOCK PLAN

                                   RECITALS

     A. On March 6, 2001, the Board of Directors (the "Board") of Digital Insight Corporation (the "Company") voted to approve an amendment to the Digital Insight Corporation 1999 Stock Plan (the "Plan") to increase the number of shares that may be optioned and sold under the Plan by 1,250,000 shares. Pursuant to the terms of the Plan, the Board presented the amendment for stockholder vote at the 2001 annual meeting of stockholders and recommended that the stockholders vote in favor of the proposal.

     B. On May 3, 2001, the stockholders of the Company voted to approve the amendment, as follows.

                                   AMENDMENT

     1. Section 3 of the Plan shall be replaced in its entirety with the following (changes noted in bold print):

            "3.  Stock Subject to the Plan.  Subject to the provisions of
                 --------------------------
         Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 3,750,000 Shares plus an annual increase to be added on March 1 of each fiscal year beginning in 2001 equal to the lesser of (i) 750,000 shares, (ii) 5% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually
                           --------
     been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan."


     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by the undersigned duly authorized officer.


DIGITAL INSIGHT CORPORATION,
a Delaware corporation


/s/ John Dorman
----------------------------------
John Dorman
Chairman and Chief Executive Officer
Dated:  May 3, 2001

                            AMENDMENT NO. 3 TO THE
                  DIGITAL INSIGHT CORPORATION 1999 STOCK PLAN

                                   RECITALS

     On May 4, 2001, the Board of Directors (the "Board") of Digital Insight Corporation (the "Company") voted to approve an amendment to the Digital Insight Corporation 1999 Stock Plan (the "Plan") to require shareholder approval on certain amendments to the Plan.

                                   AMENDMENT

     1. Section 15 of the Plan shall be replaced in its entirety with the following:

         "15.   Amendment and Termination of the Plan.

            a)     Amendment and Termination.  The Board may at any time amend,
                   -------------------------
alter, suspend or terminate the Plan.

            b)     Shareholder Approval.  The Company shall obtain shareholder
                   --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. In addition, no amendment pursuant to Section 15(a) or (b) shall be made without the approval of the Company's shareholders to the extent such amendment would:

               i. expand the classes of persons to whom Options and Stock Purchase Rights may be granted under Section 5 of this Plan;

              ii. increase the number of shares of Common Stock authorized for grant under Section 3 of this Plan;

             iii. increase the number of shares underlying Options and Stock Purchase Rights which may be granted to any one participant under Section 6(c) of this Plan;

              iv. permit unrestricted shares of Common Stock to be awarded other than in lieu of cash payments under other incentive plans and programs of the Company and its Subsidiaries;

               v.  allow the creation of additional types of stock-based awards;

              vi.  permit decreasing the exercise price on any outstanding
Option;
             vii.  change any of the provisions of this Section 15(b).

            c)     Effect of Amendment or Termination. No amendment, alteration,
                   ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination."

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by the undersigned duly authorized officer.


DIGITAL INSIGHT CORPORATION,
a Delaware corporation


/s/ John Dorman
---------------------------------
John Dorman
Chairman and Chief Executive Officer
Dated:  May 4, 2001